UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22491

Legg Mason BW Global Income Opportunities Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2013

ITEM 1.                                                  SCHEDULE OF INVESTMENTS.

Legg Mason BW Global Income Opportunities Fund Inc. (BWG)

FORM N-Q

JANUARY 31, 2013

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS — 80.9%
Brazil — 9.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	43,100,000	BRL	$22,556,579	(a)
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	44,600,000	BRL	23,166,289	(a)
Total Brazil					45,722,868
Colombia — 0.1%
Empresa de Telecomunicaciones de Bogota SA, Senior Notes	7.000%	1/17/23	672,000,000	COP	395,537	(b)
Hungary — 9.2%
Hungary Government Bond, Bonds	5.500%	2/12/16	292,900,000	HUF	1,363,934
Hungary Government Bond, Bonds	6.750%	11/24/17	920,000,000	HUF	4,451,140
Hungary Government Bond, Bonds	7.500%	11/12/20	6,313,500,000	HUF	32,055,569
Hungary Government Bond, Bonds	7.000%	6/24/22	1,072,000,000	HUF	5,243,131
Total Hungary					43,113,774
Ireland — 1.0%
Republic of Ireland	5.000%	10/18/20	3,365,000	EUR	4,862,101
Italy — 4.8%
Italy Buoni Poliennali Del Tesoro	5.000%	8/1/39	16,150,000	EUR	22,262,236	(a)
Mexico — 17.6%
Mexican Bonos, Bonds	7.000%	6/19/14	29,870,000	MXN	2,440,055
Mexican Bonos, Bonds	8.500%	5/31/29	372,100,000	MXN	37,853,404	(a)
Mexican Bonos, Bonds	8.500%	11/18/38	410,709,500	MXN	42,467,826	(a)
Total Mexico					82,761,285
Poland — 9.1%
Republic of Poland, Bonds	5.250%	10/25/20	58,290,000	PLN	20,890,776	(a)
Republic of Poland, Bonds	5.750%	9/23/22	57,930,000	PLN	21,592,887	(a)
Total Poland					42,483,663
Portugal — 8.8%
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.350%	10/16/17	2,000,000	EUR	2,660,950
Portugal Obrigacoes do Tesouro OT, Senior Bonds	3.850%	4/15/21	3,440,000	EUR	4,036,961
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.950%	10/25/23	17,300,000	EUR	21,520,088	(b)
Portugal Obrigacoes do Tesouro OT, Senior Bonds	4.100%	4/15/37	13,400,000	EUR	13,269,272
Total Portugal					41,487,271
South Africa — 12.2%
Republic of South Africa, Bonds	6.500%	2/28/41	631,170,000	ZAR	57,449,845	(a)
Turkey — 8.4%
Republic of Turkey, Bonds	10.000%	4/10/13	1,000,000	TRY	574,954	(a)
Republic of Turkey, Bonds	9.000%	3/5/14	65,790,000	TRY	38,875,484	(a)
Total Turkey					39,450,438
TOTAL SOVEREIGN BONDS (Cost — $352,526,456)					379,989,018
ASSET-BACKED SECURITIES — 5.6%
ACE Securities Corp., 2005-HE3 M2	0.654%	5/25/35	2,260,000		2,131,435	(c)
GSAMP Trust, 2007-HE2 A2A	0.324%	3/25/47	1,319,270		1,301,854	(c)
Household Home Equity Loan Trust, 2007-1 A4	0.565%	3/20/36	6,275,000		6,030,043	(c)
New Century Home Equity Loan Trust, 2005-3 M2	0.694%	7/25/35	5,440,000		5,200,784	(c)
Option One Mortgage Loan Trust, 2005-4 M1	0.644%	11/25/35	1,090,000		991,409	(c)
Park Place Securities Inc., 2004-WCW2 M2	0.854%	10/25/34	2,500,000		2,444,667	(c)
Residential Asset Mortgage Products Inc., 2005-EFC3 M3	0.694%	8/25/35	3,195,272		2,959,707	(c)

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
ASSET-BACKED SECURITIES — continued
Wells Fargo Home Equity Trust, 2005-3 M3	0.664%	11/25/35	5,865,000		$5,427,081	(c)
TOTAL ASSET-BACKED SECURITIES (Cost — $26,316,976)					26,486,980
COLLATERALIZED MORTGAGE OBLIGATIONS — 14.3%
Banc of America Mortgage Securities, 2005-7 1A3	5.500%	8/25/35	1,400,000		1,406,097
Bear Stearns ARM Trust, 2004-3 4A	4.690%	7/25/34	15,392,275		15,520,778	(c)
Chase Mortgage Finance Corp., 2007-A1 1A4	3.036%	2/25/37	3,000,134		2,891,435	(c)
Chase Mortgage Finance Corp., 2007-A1 2A2	2.991%	2/25/37	5,116,192		5,188,479	(c)
Chase Mortgage Finance Corp., 2007-A2 2A4	3.029%	7/25/37	2,802,573		2,677,581	(c)
Countrywide Alternative Loan Trust, 2003-11T1 A1	4.750%	7/25/18	1,400,563		1,440,334
GSR Mortgage Loan Trust, 2006-1F 2A9	6.000%	2/25/36	2,510,544		2,539,757
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AM	5.372%	5/15/47	8,830,000		9,460,572
JPMorgan Mortgage Trust, 2006-S4 A3	6.000%	1/25/37	5,269,048		4,719,465
Opteum Mortgage Acceptance Corp., 2005-3 A2	0.544%	7/25/35	2,116,397		1,978,093	(c)
Residential Accredit Loans Inc., 2005-QS9 A6	5.500%	6/25/35	5,274,381		5,035,731
Residential Funding Mortgage Securities I, 2006-S3 A7	5.500%	3/25/36	2,070,379		1,962,428
Residential Funding Mortgage Securities I, 2006-S6 A9	6.000%	7/25/36	4,293,232		4,209,611
Structured Asset Securities Corp., 2005-15 2A7	5.500%	8/25/35	4,920,000		4,897,525
Wells Fargo Mortgage Backed Securities Trust, 2007-11 A3	6.000%	8/25/37	961,238		982,724
Wells Fargo Mortgage Backed Securities Trust, 2007-15 A1	6.000%	11/25/37	2,145,150		2,152,017
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $65,198,896)					67,062,627
COLLATERALIZED SENIOR LOANS — 0.6%
CONSUMER DISCRETIONARY — 0.6%
Media — 0.6%
CSC Holdings Inc., Term Loan B3 (Cost - $3,030,000)	1.750%	3/29/16	3,000,000		3,030,000	(d)
CORPORATE BONDS & NOTES — 24.0%
CONSUMER DISCRETIONARY — 2.9%
Diversified Consumer Services — 0.2%
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	900,000		933,750
Hotels, Restaurants & Leisure — 1.5%
Arcos Dorados Holdings Inc., Senior Notes	10.250%	7/13/16	2,460,000	BRL	1,312,552	(b)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	350,000		392,000
Grupo Posadas SAB de CV, Senior Notes	7.875%	11/30/17	890,000		947,850	(b)
Lottomatica Group SpA, Bonds	8.250%	3/31/66	2,100,000	EUR	2,972,109	(b)(c)
Marina District Finance Co. Inc., Senior Secured Notes	9.500%	10/15/15	635,000		649,288
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	775,000		840,875	(b)
Total Hotels, Restaurants & Leisure					7,114,674
Media — 0.6%
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	1,250,000		1,418,750
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	135,271	(b)(e)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	600,000		675,000
DISH DBS Corp., Senior Notes	5.000%	3/15/23	125,000		124,062	(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	615,000		645,750	(b)
Total Media					2,998,833

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Multiline Retail — 0.2%
House of Fraser Funding PLC, Senior Secured Notes	8.875%	8/15/18	450,000	GBP	$757,114	(b)
Specialty Retail — 0.4%
Edcon Proprietary Ltd., Secured Notes	3.433%	6/15/14	1,000,000	EUR	1,317,067	(b)(c)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	325,000		326,625	(b)
Total Specialty Retail					1,643,692
TOTAL CONSUMER DISCRETIONARY					13,448,063
CONSUMER STAPLES — 0.9%
Food & Staples Retailing — 0.1%
Bakkavor Finance 2 PLC, Senior Secured Notes	8.250%	2/15/18	330,000	GBP	532,539	(b)
Food Products — 0.8%
Agrokor DD, Senior Bonds	9.875%	5/1/19	600,000	EUR	921,852	(b)
Agrokor DD, Senior Notes	8.875%	2/1/20	250,000		282,188	(b)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	710,000	GBP	1,261,187	(b)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	100,000		101,125	(b)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	8.250%	2/1/20	1,130,000		1,220,400	(b)
Total Food Products					3,786,752
TOTAL CONSUMER STAPLES					4,319,291
ENERGY — 1.0%
Energy Equipment & Services — 0.2%
Floatel International Ltd., Senior Secured Bonds	8.000%	10/11/17	600,000		621,000	(b)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	500,000		556,250	(b)
Total Energy Equipment & Services					1,177,250
Oil, Gas & Consumable Fuels — 0.8%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Senior Notes	9.625%	10/15/18	990,000		1,044,450
Bill Barrett Corp., Senior Notes	7.000%	10/15/22	280,000		289,800
Energy XXI Gulf Coast Inc., Senior Notes	7.750%	6/15/19	600,000		654,000
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	8.375%	6/1/20	535,000		576,462	(b)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	970,000		1,028,200	(b)
Total Oil, Gas & Consumable Fuels					3,592,912
TOTAL ENERGY					4,770,162
FINANCIALS — 10.6%
Capital Markets — 8.0%
Bormioli Rocco Holdings S.A., Senior Secured Notes	10.000%	8/1/18	725,000	EUR	1,013,938	(b)
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	5,000,000		5,002,020
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	13,045,000		14,772,210	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	12,600,000		16,915,941	(a)
Total Capital Markets					37,704,109
Diversified Financial Services — 2.4%
Cabot Financial Luxembourg SA, Senior Secured Notes	10.375%	10/1/19	350,000	GBP	616,161	(b)
Citigroup Inc., Senior Notes	8.125%	7/15/39	5,330,000		7,884,658	(a)
CorpGroup Banking SA, Senior Notes	6.750%	3/15/23	250,000		254,375	(b)
EC Finance PLC, Senior Secured Bonds	9.750%	8/1/17	400,000	EUR	589,286	(b)
Numericable Finance & Co. S.C.A., Senior Secured Notes	8.750%	2/15/19	480,000	EUR	690,849	(b)
Speedy Cash Inc., Senior Secured Notes	10.750%	5/15/18	1,250,000		1,353,125	(b)
Total Diversified Financial Services					11,388,454

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Insurance — 0.2%
Towergate Finance PLC, Senior Secured Notes	8.500%	2/15/18	460,000	GBP	$773,334	(b)
TOTAL FINANCIALS					49,865,897
HEALTH CARE — 0.5%
Health Care Providers & Services — 0.4%
HCA Inc., Senior Notes	7.500%	2/15/22	700,000		810,250
Vanguard Health Holdings Co., II LLC/Vanguard Holding Co., II Inc., Senior Notes	7.750%	2/1/19	885,000		939,206
Total Health Care Providers & Services					1,749,456
Pharmaceuticals — 0.1%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, Senior Notes	7.750%	9/15/18	600,000		651,000
TOTAL HEALTH CARE					2,400,456
INDUSTRIALS — 1.8%
Airlines — 0.8%
Air Canada, Senior Secured Notes	9.250%	8/1/15	1,510,000		1,600,600	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	1,145,000	GBP	1,975,659
Total Airlines					3,576,259
Building Products — 0.0%
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	185,000		190,087	(b)
Commercial Services & Supplies — 0.5%
ALBA Group PLC & Co. KG, Senior Notes	8.000%	5/15/18	450,000	EUR	659,891	(b)
Iron Mountain Inc., Senior Bonds	8.375%	8/15/21	1,500,000		1,661,250
Iron Mountain Inc., Senior Notes	7.750%	10/1/19	200,000		225,000
Total Commercial Services & Supplies					2,546,141
Construction & Engineering — 0.1%
Abengoa Finance SAU, Senior Notes	8.875%	2/5/18	370,000	EUR	493,281	(b)
Machinery — 0.3%
Hyva Global BV, Senior Secured Notes	8.625%	3/24/16	1,180,000		1,156,400	(b)
Transportation — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	420,000	CHF	489,781	(b)
TOTAL INDUSTRIALS					8,451,949
INFORMATION TECHNOLOGY — 0.3%
Electronic Equipment, Instruments & Components— 0.1%
MMI International Ltd., Senior Secured Notes	8.000%	3/1/17	500,000		517,500	(b)
Internet Software & Services — 0.2%
eAccess Ltd., Senior Notes	8.375%	4/1/18	400,000	EUR	608,295	(b)
Equinix Inc., Senior Notes	7.000%	7/15/21	300,000		335,625
Total Internet Software & Services					943,920
TOTAL INFORMATION TECHNOLOGY					1,461,420
MATERIALS — 0.9%
Chemicals — 0.5%
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	335,000		331,650	(b)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	660,000		683,100
Tronox Finance LLC, Senior Notes	6.375%	8/15/20	1,145,000		1,155,019	(b)
Total Chemicals					2,169,769
Construction Materials — 0.2%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	790,000		857,150	(b)
Containers & Packaging — 0.1%
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	615,000		639,600	(b)

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Metals & Mining — 0.1%
New World Resources NV, Senior Notes	7.875%	1/15/21	400,000	EUR	$515,964	(b)
TOTAL MATERIALS					4,182,483
TELECOMMUNICATION SERVICES — 4.2%
Diversified Telecommunication Services — 1.4%
Eileme 2 AB, Senior Notes	11.750%	1/31/20	960,000	EUR	1,518,565	(b)
Matterhorn Mobile SA, Senior Notes	6.750%	5/15/19	370,000	CHF	439,097	(b)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	1,250,000		1,281,250	(b)
SBA Telecommunications Inc., Senior Notes	5.750%	7/15/20	615,000		648,056	(b)
Telecom Italia SpA., Senior Notes	6.375%	6/24/19	850,000	GBP	1,448,811
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	585,000		618,637	(b)
Wind Acquisition Finance SA, Senior Secured Notes	7.375%	2/15/18	410,000	EUR	581,054	(b)
Total Diversified Telecommunication Services					6,535,470
Wireless Telecommunication Services — 2.8%
Oi S.A., Senior Notes	5.750%	2/10/22	12,415,000		13,066,788	(a)(b)
TOTAL TELECOMMUNICATION SERVICES					19,602,258
UTILITIES — 0.9%
Electric Utilities — 0.4%
Hrvatska Elektroprivreda, Senior Notes	6.000%	11/9/17	300,000		322,800	(b)
Viridian Group FundCo II, Senior Secured Notes	11.125%	4/1/17	1,020,000	EUR	1,454,205	(b)
Total Electric Utilities					1,777,005
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	7.375%	7/1/21	1,100,000		1,232,000
Mirant Americas Generation LLC, Senior Notes	8.500%	10/1/21	875,000		1,019,375
Total Independent Power Producers & Energy Traders					2,251,375
TOTAL UTILITIES					4,028,380
TOTAL CORPORATE BONDS & NOTES (Cost — $103,268,817)					112,530,359
MUNICIPAL BONDS — 1.3%
Georgia — 1.3%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	4,285,000		5,093,880	(a)
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	1,035,000		1,224,001	(a)
TOTAL MUNICIPAL BONDS (Cost — $6,062,598)					6,317,881
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.6%
Italy — 0.6%
Italy Buoni Poliennali Del Tesoro, Senior Notes (Cost - $2,018,727)	2.350%	9/15/35	2,364,960	EUR	$2,844,111	(a)

			SHARES
COMMON STOCKS — 1.1%
INFORMATION TECHNOLOGY — 1.1%
Computers & Peripherals — 1.1%
Apple Inc.(Cost - $4,965,175)			10,900		4,962,879
MASTER LIMITED PARTNERSHIPS — 0.2%
Industrials — 0.2%
StoneMor Partners LP(Cost - $762,107)			30,091		761,904
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $564,149,752)					$603,985,759

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS — 3.4%
Repurchase Agreements — 3.4%
State Street Bank & Trust Co. repurchase agreement dated 1/31/13; Proceeds at maturity - $16,161,004; (Fully collateralized by U.S. government agency obligations, 2.500% due 11/20/27; Market value - $16,485,996) (Cost - $16,161,000)	0.010%	2/1/13	16,161,000	$16,161,000
TOTAL INVESTMENTS — 132.0% (Cost — $580,310,752#)				620,146,759
Liabilities in Excess of Other Assets — (32.0)%				(150,444,468)
TOTAL NET ASSETS — 100.0%				$469,702,291

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(d)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
	ARM	- Adjustable Rate Mortgage
	BRL	- Brazilian Real
	CHF	- Swiss Franc
	COP	- Colombian Peso
	EUR	- Euro
	GBP	- British Pound
	HUF	- Hungarian Forint
	MXN	- Mexican Peso
	PLN	- Polish Zloty
	TRY	- Turkish Lira
	ZAR	- South African Rand

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Apple Inc., Call	3/16/13	$465.00	109	$119,682
TOTAL WRITTEN OPTIONS (Premiums received — $114,136)

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL INCOME OPPORTUNITIES FUND INC.

Schedule of investments (unaudited) (cont’d)

January 31, 2013

Summary of Investments by Country *
United States	28.5%
Mexico	13.6
South Africa	9.5
Brazil	9.5
Hungary	6.9
Poland	6.8
Portugal	6.7
Turkey	6.4
Italy	4.8
United Kingdom	1.2
Ireland	0.8
Luxembourg	0.7
Netherlands	0.3
Canada	0.3
Croatia	0.2
Sweden	0.2
British Virgin Islands	0.2
United Arab Emirates	0.2
Germany	0.1
Bermuda	0.1
Japan	0.1
Malaysia	0.1
Spain	0.1
Colombia	0.1
Chile	0.0 †
Short - Term Investments	2.6
100.0%

*As a percentage of total investments. Please note that Fund holdings are as of January 31, 2013 and are subject to change.

† Represents less than 0.1%.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) was incorporated in Maryland on October 27, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to schedule of investments (unaudited) (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
		OTHER
		SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Sovereign bonds	—	$379,989,018	—	$379,989,018
Asset-backed securities	—	26,486,980	—	26,486,980
Collateralized mortgage obligations	—	67,062,627	—	67,062,627
Collateralized senior loans	—	3,030,000	—	3,030,000
Corporate bonds & notes	—	112,530,359	—	112,530,359
Municipal bonds	—	6,317,881	—	6,317,881
Non-U.S. Treasury inflation protected securities	—	2,844,111	—	2,844,111
Common stocks	4,962,879	—	—	4,962,879
Master limited partnerships	$761,904	—	—	761,904
Total long-term investments	$5,724,783	$598,260,976	—	$603,985,759
Short-term investments†	—	16,161,000	—	16,161,000
Total investments	$5,724,783	$614,421,976	—	$620,146,759
Other financial instruments:
Forward foreign currency contracts	—	$3,967,267	—	$3,967,267
Total	$5,724,783	$618,389,243	—	$624,114,026

LIABILITIES
		OTHER
		SIGNIFICANT	SIGNIFICANT
		OBSERVABLE	UNOBSERVABLE
	QUOTED PRICES	INPUTS	INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	$119,682	—	—	$119,682
Futures contracts	6,147	—	—	6,147
Forward foreign currency contracts	—	$1,842,835	—	1,842,835
Total	$125,829	$1,842,835	—	$1,968,664

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to schedule of investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Notes to schedule of investments (unaudited) (continued)

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2013, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $1,956,971. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$43,926,889
Gross unrealized depreciation	(4,096,428)
Net unrealized appreciation	$39,830,461

At January 31, 2013, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
German Euro Bund	10	3/13	$1,920,572	$1,926,719	$(6,147)

During the period ended January 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2012	—	—
Options written	109	$114,136
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of January 31, 2013	109	$114,136

At January 31, 2013, the Fund had the following open forward foreign currency contracts:

Notes to schedule of investments (unaudited) (continued)

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	HSBC Bank USA, N.A.	148,359	$235,291	2/5/13	$(4,123)
Euro	Citibank, N.A.	13,879,000	18,845,428	2/5/13	39,383
Euro	HSBC Bank USA, N.A.	185,000	251,200	2/5/13	229
Mexican Peso	HSBC Bank USA, N.A.	176,595,000	13,871,777	2/13/13	486,776
South African Rand	HSBC Bank USA, N.A.	93,500,000	10,435,586	2/13/13	(243,416)
Polish Zloty	HSBC Bank USA, N.A.	4,358,000	1,405,299	3/4/13	(5,285)
Turkish Lira	Barclays Bank PLC	57,870,000	32,742,524	3/11/13	610,376
British Pound	HSBC Bank USA, N.A.	373,000	591,427	3/18/13	(7,984)
Brazilian Real	UBS AG	25,660,000	12,814,398	3/19/13	327,780
Brazilian Real	UBS AG	24,991,000	12,480,305	3/19/13	325,150
Indian Rupee	Barclays Bank PLC	621,000,000	11,560,389	3/20/13	319,552
Indian Rupee	Barclays Bank PLC	621,000,000	11,560,389	3/20/13	340,066
Indian Rupee	Barclays Bank PLC	674,000,000	12,547,024	3/20/13	394,121
British Pound	HSBC Bank USA, N.A.	158,508	251,263	5/7/13	757
Chilean Peso	HSBC Bank USA, N.A.	11,622,000,000	24,306,180	5/15/13	874,728
Russian Ruble	JPMorgan Chase & Co.	362,000,000	11,855,977	5/16/13	203,929
					3,662,039
Contracts to Sell:
British Pound	HSBC Bank USA, N.A.	158,360	251,152	2/5/13	(181)
Euro	Citibank, N.A.	7,011,000	9,519,799	2/5/13	(421,274)
Euro	HSBC Bank USA, N.A.	185,000	251,200	2/5/13	(11,786)
Euro	HSBC Bank USA, N.A.	633,000	859,511	2/5/13	(48,910)
Euro	HSBC Bank USA, N.A.	3,275,000	4,446,918	2/5/13	(242,964)
Euro	HSBC Bank USA, N.A.	705,000	957,276	2/5/13	(40,014)
Euro Currency	JPMorgan Chase & Co.	2,255,000	3,061,924	2/5/13	(80,654)
Mexican Peso	HSBC Bank USA, N.A.	176,595,000	13,871,777	2/13/13	(62,346)
British Pound	HSBC Bank USA, N.A.	1,637,000	2,595,703	3/12/13	38,230
Polish Zloty	HSBC Bank USA, N.A.	39,436,000	12,706,952	3/12/13	(286,947)
British Pound	Barclays Bank PLC	283,000	448,723	3/18/13	6,190
Euro	UBS AG	4,519,000	6,138,651	4/25/13	(121,765)
Euro	UBS AG	1,611,000	2,188,397	4/25/13	(43,409)
Euro	UBS AG	5,100,000	6,927,887	4/25/13	(137,421)
Swiss Franc	HSBC Bank USA, N.A.	824,000	906,360	4/29/13	(18,517)
Euro	Citibank, N.A.	13,879,000	15,854,287	5/7/13	(39,637)
Euro	HSBC Bank USA, N.A.	185,000	251,318	5/7/13	(812)
Chilean Peso	HSBC Bank USA, N.A.	11,622,000,000	24,306,180	5/15/13	(25,390)
					(1,537,607)
Net unrealized gain on open forward foreign currency contracts					$2,124,432

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2013.

		Futures	Forward Foreign Currency
		Contracts	Contracts
Primary Underlying Risk	Written Options,	Unrealized	Unrealized	Unrealized
Disclosure	at value	Depreciation	Appreciation	Depreciation	Total
Interest Rate Risk	—	$(6,147)	—	—	$(6,147)
Foreign Exchange Risk	—	—	$3,967,267	$(1,842,835)	2,124,432
Equity Risk	$(119,682)	—	—	—	(119,682)
Total	$(119,682)	$(6,147)	$3,967,267	$(1,842,835)	$1,998,603

During the period ended January 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Written options	$29,921
Futures contracts (to sell)	481,680
Forward foreign currency contracts (to buy)	140,162,928
Forward foreign currency contracts (to sell)	54,926,946

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason BW Global Income Opportunities Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  March 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  March 27, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:   March 27, 2013